Momentus Inc. Announces Second Quarter 2023 Financial Results

SAN JOSE, CA – August 14, 2023 – Momentus Inc. (NASDAQ: MNTS) (“Momentus” or the "Company”), a U.S. commercial space company that offers satellite buses and transportation and other in-space infrastructure services, today announced its financial results for the second quarter of 2023.
“The second quarter marks our first million-dollar quarter with the successful deployment of commercial customers from our Vigoride-6 mission contributing to the recognition of $1.7 million in revenue,” said Momentus Chief Executive Officer John Rood. “We continue to build interest with customers, particularly in the Department of Defense, and we recently signed a contract with Space Development Agency to tailor our space vehicles for their future use.”
“The flexibility, payload capacity, and power available on the Vigoride Orbital Service Vehicle (OSV) make it well-positioned to support a range of national security missions like space situational awareness, surveillance, reconnaissance, and other priorities.” said Rood. “We’re also proud to continue to build on our flight heritage with our M-1000 satellite bus which is based on the Vigoride OSV and draws on its flight heritage. The M-1000 bus offers significant advantages to commercial and government customers such as its high power - up to 3 kW of peak power - large payload capacity, flexible configuration, speed from requirements to delivery on-orbit, and low cost. Momentus possesses the capability to manufacture satellite buses like the M-1000 at a rapid and scalable pace.”
“Our goal remains to be a market leader in satellite buses and in-space transportation and infrastructure services for U.S. government and commercial customers, and we’re excited by the progress we’re seeing,” said Rood.

Second Quarter 2023 Business Highlights:

•In Q2 2023, Momentus grew total revenue by 3,310% year over year to $1.7 million. This exceeds revenue growth the Company has experienced in any previous quarters and is a key milestone for the business.

•The Company has been working to raise additional capital while pursuing and evaluating strategic alternatives. To that end, the Company engaged Deutsche Bank as its financial advisor.

•Momentus has signed a contract with FOSSA Systems to provide hosted payload services starting in 2024. Momentus provided orbital delivery services to FOSSA on the inaugural mission of Vigoride in 2022 and most recently provided mission management and integration support for the launch of the FOSSA FEROX-1 satellite in June 2023. We’re pleased that FOSSA has selected Momentus again to support its growing needs and the innovation they are bringing to the market. They are a valued repeat customer.

•In Q2 2023, Momentus deployed all customer payloads from Vigoride-6 that launched in April 2023. This includes the REVELA payload for ARCA Dynamics, the VIREO CubeSat for C3S LLC., the DISCO-1 CubeSat for Aarhus University, and the IRIS-C payload for an Asian customer booked through ISILAUNCH.

•During the Vigoride-6 mission, Momentus also deployed two CubeSats into Low-Earth Orbit as part of the NASA LLITED (Low-Latitude Ionosphere/Thermosphere Enhancements in Density) mission. These two CubeSats were released from the Vigoride OSV and NASA has confirmed the two CubeSats are functional, and the team will be able to operate the science instruments onboard.

•To date, Momentus has placed three Vigoride Orbital Service Vehicles in Low-Earth Orbit, deployed 15 customer satellites, and is providing ongoing hosted payload support for Caltech’s Solar Power Project Demonstrator mission that recently demonstrated its ability to wirelessly transmit power in space and to beam detectable power to Earth.

•In addition to the Vigoride Orbital Service Vehicle, Momentus is now also offering its M-1000 satellite bus. With a growing demand for satellite bus services, Momentus is positioned to advance its hardware and flight-proven technology for this market. The M-1000 bus is a flexible option to meet a variety of mission requirements. Innovations to improve sensor capability, maneuverability, increased power, and overall lower costs are integrated into the product. Momentus possesses the capability to manufacture satellite buses like the M-1000 at a rapid and scalable pace.

•Momentus signed a contract for a Small Business Innovation Research award from the Space Development Agency. The first contract action is valued at $746,073. We expect it will be followed by a contract modification to add an additional $1,196,404 at a later date. The scope of work is focused on tailoring the underlying platform used for the Vigoride Orbital Service Vehicle and M-1000 satellite bus to meet SDA mission requirements for future missions.

•Momentus submitted a bid to the SDA for the Tranche 2 Transport Layer Alpha program to build 50 satellites. Under this proposal to the SDA, Momentus is the prime contractor with a strong team of traditional and non-traditional peers.

•Momentus submitted a proposal to the Defense Innovation Unit (DIU) for novel approaches to operationally responsive space. This project requires precise point-to-point delivery of cargo in a cost-effective manner at scale, a need for which the Company’s capabilities and technology are well-suited.

•Momentus’ next mission is planning to deliver customers to orbit during the SpaceX Transporter-9 mission, which is targeted to launch no earlier than November 2023. The Company has space reserved on every SpaceX Transporter mission through the end of 2024 and is actively booking customers.

Conference Call Information

Momentus Inc. will host a conference call to discuss its financial results today, at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). To access the conference call, participants should dial +1 (800) 715-9871 and enter the conference ID number 3108190. International participants should dial +1 (646) 307-1963. The live audio webcast along with supplemental information will be accessible on the Company’s Investor Relations website at https://investors.momentus.space. A recording of the webcast will also be available following the conference call.

About Momentus Inc.

Momentus is a U.S. commercial space company that offers commercial satellite buses and in-space infrastructure services, including in-space transportation, hosted payloads, and in-orbit services.

Forward-Looking Statements

This press release contains certain statements which may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding Momentus or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. The words “may,” “will,” “anticipate,” “believe,” “expect,” “continue,” “could,” “estimate,” “future,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions.

Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Momentus’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: the ability of the Company to generate revenue and raise capital in order to continue as a going concern; the ability of the Company to obtain licenses and government approvals for its missions, which are essential to its operations; the ability of the Company to effectively market and sell satellite transport services and planned in-orbit services; the ability of the Company to protect its intellectual property and trade secrets; the development of markets for satellite transport and in-orbit services; the ability of the Company to develop, test and validate its technology, including its water plasma propulsion technology; delays or impediments that the Company may face in the development, manufacture and deployment of next generation satellite transport systems; the ability of the Company to convert backlog or inbound inquiries into revenue; changes in applicable laws or regulations and extensive and evolving government regulations that impact operations and business, including export control license requirements; the ability to attract or maintain a qualified workforce with the required security clearances and requisite skills; product service or product or launch failures or delays that could lead customers to use competitors’ services; investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings; the Company’s ability to comply with the terms of its National Security Agreement and any related compliance measures instituted by the director who was approved by the CFIUS Monitoring Agencies; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and/or other risks and uncertainties. These are only some of the factors that may affect the forward-looking statements contained in this press release. For a discussion identifying additional important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, see the company’s filings with the U.S. Securities and Exchange Commission including, but not limited to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The Company’s filings may be accessed through the Investor Relations page of its website, investors.momentus.space, or through the website maintained by the SEC at www.sec.gov. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Second Quarter 2023 Financial Results
MOMENTUS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Service revenue	$1,705	$50	$1,727	$50
Cost of revenue	388	12	388	12
Gross profit	1,317	38	1,339	38
Operating expenses:
Research and development expenses	10,204	10,896	20,323	20,867
Selling, general and administrative expenses	10,007	12,861	20,277	27,714
Total operating expenses	20,211	23,757	40,600	48,581
Loss from operations	(18,894)	(23,719)	(39,261)	(48,543)

Other income (expense):
Change in fair value of warrant liability	451	2,254	338	1,803
Realized loss on disposal of asset	(17)	1	(17)	(69)
Interest income	357	5	912	5
Interest expense	(732)	(1,413)	(1,652)	(2,905)
Litigation settlement, net	—	—	—	3
Other income	—	—	20	—
Total other income (expense)	59	847	(399)	(1,163)
Net loss	$(18,835)	$(22,872)	$(39,660)	$(49,706)
Net loss per share, basic	$(0.20)	$(0.28)	$(0.43)	$(0.62)
Net loss per share, fully diluted	$(0.20)	$(0.28)	$(0.43)	$(0.62)
Weighted average shares outstanding, basic	95,978,588	81,319,533	91,791,957	80,642,670
Weighted average shares outstanding, fully diluted	95,978,588	81,319,533	91,791,957	80,642,670

MOMENTUS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2023	December 31, 2022
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$21,298	$61,094
Restricted cash, current	488	1,007
Accounts receivable	434	—
Insurance receivable	4,000	4,000
Prepaids and other current assets	6,771	10,173
Total current assets	32,991	76,274
Property, machinery and equipment, net	3,605	4,016
Intangible assets, net	335	337
Operating right-of-use asset	5,903	6,441
Deferred offering costs	468	331
Restricted cash, non-current	366	312
Other non-current assets	5,048	4,712
Total assets	$48,716	$92,423

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$2,498	$2,239
Accrued liabilities	6,785	8,026
Loan payable, current	8,702	11,627
Contract liabilities, current	1,237	1,654
Operating lease liability, current	1,210	1,153
Stock repurchase liability	—	10,000
Litigation settlement contingency	8,500	8,500
Other current liabilities	24	27
Total current liabilities	28,956	43,226
Contract liabilities, non-current	794	1,026
Loan Payable, non-current	—	2,404
Warrant liability	226	564
Operating lease liability, non-current	5,506	6,131
Other non-current liabilities	477	465
Total non-current liabilities	7,003	10,590
Total liabilities	35,959	53,816
Commitments and Contingencies (Note 12)
Stockholders’ equity:
Common stock, $0.00001 par value; 250,000,000 shares authorized and 97,865,351 issued and outstanding as of June 30, 2023; 250,000,000 shares authorized and 84,441,153 issued and outstanding as of December 31, 2022	1	1
Additional paid-in capital	356,543	342,733
Accumulated deficit	(343,787)	(304,127)
Total stockholders’ equity	12,757	38,607
Total liabilities and stockholders’ equity	$48,716	$92,423

MOMENTUS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(in thousands)

	Six Months Ended June 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(39,660)	$(49,706)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	452	578
Amortization of debt discount and issuance costs	890	1,462
Amortization of right-of-use asset	537	613
Change in fair value of warrant liability	(338)	(1,803)
Loss on disposal of property, machinery, equipment and intangible assets	17	69
Stock-based compensation expense	4,297	5,247
Non-cash consulting expense	112	—
Changes in operating assets and liabilities:
Accounts receivables	(434)	—
Prepaids and other current assets	3,401	1,914
Other non-current assets	(337)	(585)
Accounts payable	258	(742)
Accrued liabilities	(1,298)	(2,555)
Accrued interest	79	53
Other current liabilities	1	(6)
Contract liabilities	(648)	133
Lease liability	(569)	(626)
Other non-current liabilities	12	11
Net cash used in operating activities	(33,228)	(45,943)

Cash flows from investing activities:
Purchases of property, machinery and equipment	(53)	(488)
Proceeds from sale of property, machinery and equipment	63	7
Purchases of intangible assets	(25)	(464)
Net cash used in investing activities	(15)	(945)

Cash flows from financing activities:
Proceeds from exercise of stock options	130	393
Proceeds from employee stock purchase plan	31	190
Repurchase of Section 16 Officer shares for tax coverage exchange	(60)	(97)
Principal payments on loan payable	(6,298)	(3,763)
Payment of deferred offering costs	(121)	—
Payment for repurchase of common shares	(10,000)	—
Proceeds from issuance of common stock and related warrants	10,000	—
Payments for issuance costs related to common stock and related warrants	(700)	—
Net cash used in financing activities	(7,018)	(3,277)

Decrease in cash, cash equivalents and restricted cash	(40,261)	(50,165)
Cash, cash equivalents and restricted cash, beginning of period	62,413	160,547
Cash, cash equivalents and restricted cash, end of period	$22,152	$110,382

Supplemental disclosure of non-cash investing and financing activities
Purchases of property, machinery and equipment in accounts payable and accrued expenses at period end	$41	$—
Deferred offering costs in accounts payable and accrued expenses at period end	$16	$—
Stock repurchase liability fair value	$—	$5,780

Supplemental disclosure of cash flow information
Cash paid for interest	$684	$1,392

Reclassifications
Certain reclassifications have been made to the prior year’s financial statements to conform to the current year’s presentation. None of the reclassifications have changed the total assets, liabilities, shareholders’ deficit, income, expenses or net losses previously reported.
Use of Non-GAAP Financial Measures (unaudited)
This press release references certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP selling, general, and administrative expense and non-GAAP research and development expense. The Company defines adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. The Company defines non-GAAP selling, general, and administrative expenses and research and development expenses as those respective GAAP amounts, excluding stock-based compensation and non-recurring items not indicative of core operating performance None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.
The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company that is helpful in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.
Quarterly adjusted EBITDA
A reconciliation of adjusted EBITDA to net loss for the three months ended June 30, 2023, June 30, 2022, and March 31, 2023, is set forth below:

	Three Months Ended
(in thousands)	June 30, 2023	June 30, 2022	March 31, 2023
Net loss	$(18,835)	$(22,872)	$(20,825)
Interest income	(357)	(5)	(555)
Interest expense	732	1,413	920
Depreciation & amortization	223	284	229
EBITDA	(18,237)	(21,180)	(20,231)
Change in fair value of warrant liability	(451)	(2,254)	112
Realized loss on disposal of assets	17	(1)	—
Prepaid launch deposit impairment	—	—	514
SEC and CFIUS legal expenses	177	505	85
Class action litigation legal expenses	24	600	110
Other non-recurring litigation legal expense	756	170	1,219
SEC compliance costs	327	36	99
NSA compliance costs	398	832	465
Severance and other non-recurring expenses[1]	—	7	122
Stock-based compensation	2,577	3,035	1,720
Adjusted EBITDA	$(14,412)	$(18,250)	$(15,785)
1 - Loss contingencies for certain severance agreements were reversed when the Company determined they would not be signed and paid

A reconciliation of selling, general, and administrative expenses to non-GAAP selling, general, and administrative expenses for the three months ended June 30, 2023, June 30, 2022, and March 31, 2023, is set forth below:

	Three Months Ended
(in thousands)	June 30, 2023	June 30, 2022	March 31, 2023
Selling, general, and administrative expenses	$10,007	$12,861	$10,270
Stock-based compensation	1,896	2,521	1,244
SEC and CFIUS legal expenses	177	505	85
Class action litigation legal expenses	24	600	110
Other non-recurring litigation legal expense	756	170	1,219
SEC compliance costs	327	36	99
NSA compliance costs	398	832	465
Non-GAAP selling, general, administration expenses	$6,429	$8,190	$7,048
1 - Loss contingencies for certain severance agreements were reversed when the Company determined they would not be signed and paid
A reconciliation of research and development expenses to non-GAAP research and development expenses for the three months ended June 30, 2023, June 30, 2022, and March 31, 2023, is set forth below:

	Three Months Ended
(in thousands)	June 30, 2023	June 30, 2022	March 31, 2023
Research and development expenses	$10,204	$10,896	$10,119
Prepaid launch deposit impairment	—	—	514
Stock-based compensation	681	514	476
Severance and non-recurring expenses[1]	—	—	122
Non-GAAP Research and development expenses	$9,523	$10,382	$9,007
1 - Loss contingencies for certain severance agreements were reversed when the Company determined they would not be signed and paid

_______________

For media inquiries:
press@momentus.space

For investor relations inquiries:
investors@momentus.space